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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 16, 1999


                    CWMBS, INC. (as depositor under the Trust
                    Agreement, dated as of March 19, 1999, providing for the issuance of the CWMBS, INC., Resecuritization Mortgage Certificates, Series 1999-5).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      333-53861             95-4449516
---------------------------       ----------------       ------------------
(State of Other Jurisdiction         (Commission         (I.R.S. Employer
 of Incorporation)                   File Number)        Identification No.)


                   4500 Park Granada
                 Calabasas, California                   91302
           ----------------------------------          ----------
                  Address of Principal                 (Zip Code)
                   Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240


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



Item 5.  Other Events.

Filing of Certain Materials

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Resecuritization Mortgage Certificates, Series 1999-5 (the "Certificates").

Incorporation of Certain Documents by Reference

     The consolidated balance sheets of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997, incorporated by reference in the prospectus supplement, have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in registration statement (No. 333-53861) and in the prospectus supplement relating to the issuance of the Certificates. The consent of PWC is attached hereto as Exhibit 23.1.

----------------
     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 9, 1998 and the prospectus supplement dated March 16, 1999, of CWMBS, Inc., relating to its Resecuritization Mortgage Certificates, Series 1999-5.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1              Consent of PWC

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.




                                  By: /s/ Celia Coulter
                                      --------------------
                                      Celia Coulter
                                      Vice President



Dated:    March 19, 1999

Exhibit Index


Exhibit                                                            Page

23                Consent of PWC                                    6

                                  Exhibit 23


                      Consent of Independent Accountants


     We consent to the incorporation by reference in the Prospectus Supplement of CWMBS, Inc. relating to the Resecuritization Mortgage Trust 1999-5 of our report dated January 26, 1998 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our Firm under the caption "Experts."

                                  /s/ PricewaterhouseCoopers LLP

New York, New York
March 17, 1999

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                   March 19, 1999

BY MODEM


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:               Resecuritization Mortgage Trust 1999-5
                           Resecuritization Mortgage Certificates,
                           Series 1999-5
                           ---------------------------------------






Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.



                                                   Very truly yours,

                                                   /s/ Amy Sunshine

                                                   Amy Sunshine

Enclosure